Consigned Management Agreement

by and between

Heilongjiang Yanglin Soybean Group Co., Ltd.

and

Faith Winner (Jixian) Agriculture Development Company Limited

<u>September 24th</u>, 2007

This Agreement ("The Agreement") is entered into on September 24th, 2007 in Jixian County, Heilongjiang Province, P.R.China between the following Parties:

(1) Heilongjiang Yanglin Soybean Group Co., Ltd. (hereinafter called "Party A") is a limited liability company, duly incorporated in Heilongjiang Province, People's Republic of China ("PRC") whose legal address is: Hedong District, Fuli Town, Jixian County, and

(2) Faith Winner (Jixian) Agriculture Development Company Limited (hereinafter called "Party B"), a wholly foreign owned enterprise ("WFOE") duly incorporated in Heilongjiang Province, PRC, whose legal address is: Yanglin Plaza, Fuli Town, Jixian County, Shuangyashan City, Heilongjiang Province.

(Party A and Party B are referred to collectively in this Agreement as "Parties" or "both Parties", and individually as "a Party")

WHEREAS:

(1) Party A now is mainly involving the soybean purchasing and soybean product processing business;

(2) Party B now is mainly providing technical support and consigned management services on agriculture development, technical support, technical transfer, and information consulting (excluding the restricted projects);

(3) Party B has advanced skills and abilities of business management, human resources and financial management. Party A shall consign Party B to manage all its business, including without limitation, production, sale, marketing, financial, administrative and human resources.

THEREFORE, the Parties hereby agree as follows:

I CONTENTS OF BUSINESS MANAGEMENT SERVICE

1. The object of the business management service:

(1) Through providing technical support and consultant to the Party A's production technique, operating system and sales channels to enhance the Party A's market image, business management, and improve their management efficiency, and maximizing Party A's profits.

2 The contents of the business management service:

(1) Regulate and manage the purchase channel of soybean;

(2) Set up and regulate productive operation management system;

(3) Introduce the advanced productive technique of soybean products processing;

(4) Set up security productive management system;

(5) Develop sales channel of soybean products;

(6) Set up information management system;

(7) Introduce the advanced environmental protection technique;

(8) Set up the logistic management system.

II <u>HUMAN RESOURCES MANAGEMENT SERVICE</u>

1. The object of human resources management service :

Through the improvement of organization structure, and employee's compensation system, Incentive system of Party A and establish a scientific human resources management system, comprehensively enhance the Party A's quality of human resources to protect the company to facilitate the effectiveness.

2 The contents of human resources management service:

(1) Facilitate to perfect the organizational structure to improve the effects of the management;

(2) According with the laws and rules issued by State Ministry of Labor and Social

Security, perfect the salary system of the employees, and provide the consultant to the employee's compensation system and incentive system;

(3) Make the proposal on the performance evaluation and bonus distribution plan of the senior management;

(4) Provide the training service to the senior management persons on management skills;

(5) Provide training service on the production techniques and operation management technique to the employees;

(6) Facilitate the Party A to manage the labor contract, enhance the employee recruitment management, and provide the legal consultant on the labor and human resources, policy consultancy, labor disputes, and legal support service;

(7) Instruct to perfect, maintain and manage the human resources system;

(8) Guide the employees on their career plan and help them to build the career development path.

III <u>FINANCE MANAGEMENT SERVICE</u>

1. The object of finance management service

Through regulating the financial management system of Party A, and providing sophisticated financial management experience to help Party A to maximize the efficiency of capital u

2. The contents of finance management service:

(1) Set up the budget management system;

(2) Facilitate the capital usage , adjust the structure of the credit loan, accelerate the turn over of the capital, and effectively control the finance risks;

(3) Arrange the internal and outside audit service;

(4) Pursuant to the requirement of the class-evaluation system, provide the optional management plan and consultancy service on the financial management.

IV Rights and Obligations of Both Parties

1. Rights and Obligations of Party A

(1) Party A has the right to require Party B to provide various management services in time according to the terms of the Agreement;

(2) Party A shall pay Party B the service fee pursuant to the terms of the Agreement;

(3) Party A shall promptly and accurately notify Party B on the situation of production and operation, issues on the safety and technologies, and the substantial accident;

(4) Party A has the right to make a judgment whether to accept the management services provided by Party B according to the terms of the Agreement, including but not limited to, suggestions, proposal and measures, etc ("Proposal"). Party A should implement and actively cooperate with Party B after Party A's board of directors adopted the Proposal; otherwise, Party A can make suggestions to amend the Proposal.

(5) Party A shall provide the data and materials necessary for providing the management services, to Party A on its requirements;

(6) Party A shall provide various conveniences to Party B for its access to the working site.

2. Rights and Obligations of Party B

(1) Party B has the right to make the Proposal, to Party A according to the charactor of Party A's purchase and processing of soybean business;

(2) Party B has the right to require Party A to cooperate with the implementation pursuant to the adoption of Party A.

(3) Party B has the right to require Party A to provide the material and data related to implement the Agreement;

(4) Party B should promise all the information be kept confidential whether in written or in oral, which provided by the Party A;

(5) Party B has the right to make suggestions of amendment for Party A's implementation of the Agreement;

(6) Party B has the right to require Party A to pay the expense under the Agreement.

(7) Party B should revise the content of consulting management, which provided by Party A in conjunction with the real situation;

(8) Party B should take part in the analysis on the issue of business with experts regarding facilitating the measures of amendment;

(9) Party B should produce regular supervision and appraisal report;

(10)Party B should facilitate Party A to organize the annual meeting, summarize various businesses and propose the measures of amendment.

V FORMS OF THE TECHNICAL SERVICE:

Technique consultancy, training, on-site service.

VI PAYMENT

Party A shall pay the consigned management fee, equal to [5] % of its annual revenue before December 31st of each year.

VII GUARANTEE ,STATEMENT AND COVENANT

The Parties agree that they shall warrants as follows within the term hereof unless this

Agreement is terminated or canceled in accordance with the provisions hereunder.

1. Guarantee, statement and covenant of Party A:

(1) Party A is the effective corporate entities under Chinese law, the Agreement concerning the signing and implementation has been made all the necessary authority to ensure that Party A to sign and to fulfill the terms of the Agreement;

(2) Party A in accordance with the Agreement to ensure that the payment of consulting fees in time;

(3) Party A guaranteed not to sign any Agreement with the contents in conflict with the contract or any Agreement, in the meanwhile, does not transfer to any third party under this Agreement of rights and obligations;

(4) Any guarantee ,statement, covenant of Party A under the Agreement that does not contain any material fact of the untrue statement, or omit any statements ,which will misleading the material fact;

(5) Party A commit to take any further acts, action and sign the documents for the implementation of the terms of the Agreement, so that the expected purpose of the Agreement to be implemented completely.

2. Guarantee, statement and covenant of Party B:

(1) Party B is the effective corporate entities under Chinese law, the Agreement concerning the signing and implementation has been made all the necessary authority to ensure that Party A to sign and to fulfill the terms of the Agreement;

(2) Party B ensure to comply with the terms of the Agreement to provide business management consulting services for Party A, and to guarantee the business management consulting services in line with Chinese law;

(3) Party B guaranteed not to sign any Agreement with the contents in conflict with the contract or any Agreement, in the meanwhile, does not transfer to any third party under this Agreement of rights and obligations;

(4) Any guarantee ,statement, covenant of Party B under the Agreement that does not contain any material fact of the untrue statement, or omit any statements ,which will misleading the material fact;

(5) Party B commit to take any further acts, action and sign the documents for the implementation of the terms of the Agreement, so that the expected purpose of the Agreement to be implemented completely.

VIII OTHER PROVISIONS

A Tax

1 All taxes and costs or expenses incurred in connection with this Agreement, shall be paid by Party B at its own expenses.

B Confidentiality

1 Any information, document, data and material (collectively the "confidential information") obtained in the negotiation, execution, and performance of this Agreement, shall be kept in strict confidence by both Parties. Unless otherwise provided by laws, regulations and other compelled administrative rules, the confidential information shall not be disclosed to any third party without obligation of confidentiality, nor shall the confidential information be used for purposes other than that of this Agreement.

2 The obligation of confidentiality shall survive of the termination and expiration of this Agreement.

C Force Majeure

1 "Force Majeure" refers to any event, condition, situation or the combination of events, conditions and situations, which is outside the direct or indirect reasonable control of affected Party, and cannot be reasonably anticipated or avoided by the affected Party, and which prevents or inevitable postpones either Party's performance

under this Agreement. Neither Party shall be liable to the other for any delay or failure to perform its obligation under this Agreement, if such failure or delay is due to force majeure. However, the affected Party shall promptly notify the other Party in writing of any delay or failure to perform due to force majeure. After the force majeure disappears, each Party shall continue to perform under this Agreement.

D Liability of Breach

1 After this Agreement becomes effective, it shall constitute a breach of this Agreement, if either Party is in non-performance, or incomplete performance of this Agreement, or is otherwise in default of any of this Agreement. The non-breaching Party shall give the breaching Party reasonable time to cure any default. If the breaching Party does not cure the default within the reasonable time, the non-breaching Party shall hold the breaching Party liable for all the damages resulting from breaching Party's default. The breaching Party is liable for all damages, including economic loss. The breaching Party shall also be responsible for the other Party's attorney fees, litigation and arbitration costs incurred as a result of the default. However, the damages shall not exceed an amount that can be reasonably foreseen by the breaching Party at the execution of this Agreement.

E Effective Date

1 This Agreement is effective on the date of its execution (If it is signed by an authorized representative, a power of attorney shall be provided).

F Governing Law and Dispute Resolution

1 The validity, interpretation, performance and dispute resolution with respect to this Agreement, shall be governed by laws of the People Republic of China.

2 Any dispute arising from this Agreement including without limitation constitution, binding effects, implementation, interpretation, liabilities for breach, modification and termination hereof shall be resolved by both Parties through consultation If the Parties can not reach an Agreement in 30 days after the dispute arises, either Party may

submit the dispute to Beijing Arbitration Commission for arbitration under its applicable rules. The arbitration award should be final and binding upon both parties, if the losing party refuses to enforce the arbitration award, the winning party may seek enforcement of arbitration award in a PRC court with jurisdiction over the dispute; and the winning party shall have the right to ask the losing party to pay for all professional service (including but not limited to legal counsel service, arbitration fees, enforcement fees) costs in the course of arbitration and other related costs.

3 During the course of dispute resolution, the Parties shall continue to perform other terms hereunder .

G **Effectiveness, Modification, Cancellation and Termination**

1 The Parties shall submit application for approval following the execution of this Agreement, and the date on which the approvals from both Parties are granted shall be the Effective Date. The Parties shall make the best efforts to obtain such approvals within 30 days and give notice to each other by telegram, and then make confirmation through letter. Should the Agreement not become effective within 6 months as of the date of execution hereof, it shall not bind upon both Parties; the term for obtaining the approvals may be extended upon the mutual consent.

2 The Agreement shall take effect on the Effective Date and shall terminated upon (1) the Parties' mutual consent in writing; (2) the acquisition of all equity interest, or all(or substantially all) assets of Party A by Party B or its affiliates in accordance with related purchase Agreements.

3 At any time 2 months prior to the expiration of this Agreement, each Party may require the other Party to conduct negotiation to renew this Agreement and to have a meeting on the extension of the term hereof. The parties will sign the special extension clause.

4 The modification of this Agreement may be conducted through consultation by both Parties and become effective through the written Agreement, otherwise, the Agreement shall be still in effect if the Parties cannot reach an Agreement on the

modification.

H Miscellaneous

1 Any representation, warranty and undertaking made by one Party to the other Party shall be complete and genuine, the other Party shall rely on such representation, warranty and undertaking on the execution hereof and treated them as the condition precedent. After the effective date, if either Party discovers the representation is not complied with facts, it shall disclose such incompliance immediately to the other Party. Each Party warrants to the other Party that all the losses, costs, expenses, or obligations resulted by its default of any representation and warranty shall be compensated at its own expense.

2 Any statement, warranty and undertaking shall be separate and independent under this Agreement, which shall not be limited by any provisions, unless provided otherwise.

3 If any provisions of this Agreement is construed as illegal, invalid, or unenforceable according to the P.R.C laws, they shall not affect the legality, validity and enforcement of other provisions hereof. If any provision is deemed to be illegal, invalid, or unenforceable, both Parties shall modify this Agreement through bona fide negotiation, in the acceptable manner and to the finest extent to realize original intentions of the Parties.

4 This Agreement constitutes the entire document between the Parties relating to this contents hereunder, which together with the appendix, represents both Parties' genuine intents. This Agreement supersedes all written or oral intentions, representations and understandings etc. with respect to subject matters hereunder before the execution of this Agreement.

5 Unless otherwise provided by the laws, either Party's failure or delay of exercise of any right under this Agreement does not constitute a waiver of any right. Exercising

any right solely or partly shall not preclude the exercise of any other right, power or privilege.

6 All headings used in this Agreement are for convenience of reference only, shall not affect the construction or interpretation hereof.

7 Except otherwise provided under this Agreement, the mentioned article, clause and appendix refer to the article, clause and appendix hereunder.

9 Both Parties may sign additional Agreement on matters related to this Agreement. Such supplemental Agreement has the same effect as this Agreement.

10 All appendix of this Agreement shall be an integral part hereof and shall have the same effect.

11 This Agreement is written in both English and Chinese. Both versions shall be equally valid and authentic. The Agreement is prepared in two duplicates, each held by one Party. Both Parties may sign the duplicates of this Agreement.

[Signature Page Only]

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Agreement.

For and on behalf of

Party A Heilongjiang Yanglin Soybean Group Co., Ltd.

____

Legal Representative （or his authorized representative）:

Party B Faith Winner (Jixian) Agriculture Development Company Limited

____

Legal Representative （or his authorized representative）: